UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2016

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On June 1, 2016, Agree Realty Corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”), to report that a subsidiary of Agree Limited Partnership (the “Operating Partnership”) completed the acquisition of 11 retail properties net leased to 11 tenants located in California, Florida, Texas, Colorado and Washington (collectively, the “Portfolio”). This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) in accordance with Rule 3-14 and Article 11 of Regulation S-X, certain financial statements related to the Portfolio and pro forma financial information of the Company and (ii) certain additional information with respect to such acquisition. No other changes have been made to the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

This Current Report on Form 8-K includes the Combined Statements of Revenues and Certain Operating Expenses of the Portfolio for the year ended December 31, 2015 (audited) and the six months ended June 30, 2016 (unaudited), pursuant to the requirements of Rule 3-14 of Regulation S-X.

This historical and pro forma financial information is not necessarily indicative of the expected financial position or results of our operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on our existing leases or leases we may enter into during and after 2016, and for other reasons not identified in this filing.

Neither we nor our affiliates are related to the seller of the Portfolio. The historical financial statements listed in Item 9.01(a) present the results of operations of the Portfolio during periods prior to their acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which we expect may not be comparable to the expected future operation by us. In assessing the Portfolio, we considered revenue sources, including those that have been affected, and are expected to be affected in the future, by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for single tenant, net leased properties and the ability of the tenant to make payments when due. We also considered the Portfolio’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from the tenant. Changes in these factors or other factors described in the notes to the pro forma data provided below will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the Portfolio that would cause the financial information reported herein not to be indicative of future operating results.

(a) Financial Statements of the Acquired Business.

Combined Statements of Revenues and Certain Operating Expenses of the Portfolio 1601 Hollenbeck Avenue, Sunnyvale, CA; 13003 Whittier Blvd, Whittier, CA; 1028 North Mountain Ave, Upland, CA; 8415 Lockwood Ridge Road, Sarasota, FL; 2400 East Semoran Blvd, Apopka, FL; 30931 Stagecoach Blvd, Evergreen, CO; 16880 New U.S. 441 West, Mt. Dora; 1750 U.S. Highway 1, Vero Beach, FL; 9826 Northeast 132nd, Kirkland, WA; 3803 Nova Rd, Port Orange, FL; and 850 North Bell Blvd, Cedar Park, TX

-	Report of Independent Certified Public Accountants

-	Combined Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (audited)

-	Notes to Combined Statements of Revenues and Certain Operating Expenses

(b) Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of Agree Realty Corporation

-	Introduction of Unaudited Pro Forma Consolidated Financial Statements

-	Unaudited Pro Forma Consolidated Statements of Income for the Six Months Ended June 30, 2016 and the Year Ended December 31, 2015

-	Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Matthew M. Partridge
	Name:	Matthew M. Partridge
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: August 12, 2016

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders of

Agree Realty Corporation

We have audited the accompanying combined statement of revenues and certain operating expenses (the “Statement”) of Albertsons’ properties (the “Portfolio”), a combination of entities combined on the basis of common management of Albertsons’ Companies, LLC for the year ended December 31, 2015.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the combined Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the combined Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined Statement in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, described in Note 1 to the combined Statement for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of matter

We draw attention to Note 1 to the Statement, which describes that the accompanying combined Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Agree Realty Corporation) and is not intended to be a complete presentation of the Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

GRANT THORNTON LLP

Southfield, MI

August 12, 2016

THE PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	(Unaudited)	(Audited)
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Revenues
Minimum rents	$2,805,125	$4,695,915
Operating cost reimbursement	513,621	878,825
Total Revenues	3,318,746	5,574,740

Certain Operating Expenses
Real estate taxes	331,466	662,931
Property operating expenses	201,691	525,823
Total Certain Operating Expenses	533,157	1,188,754

Revenues in Excess of Certain Operating Expenses	$2,785,589	$4,385,986

See accompanying Notes to the Combined Statements of Revenues and Certain Operating Expenses

THE PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2015 (AUDITED)

AND SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

1. Basis of Presentation

ALBERTSONS COMPANIES, LLC; SAFEWAY INC.; NEW ALBERTSON’S INC.; ABS RM INVESTOR, LLC; ALBERTSON’S LLC; ABS TX OWNER LP; ABS FLA INVESTOR LLC; ABS CA-O LLC; and EXTREME LLC (collectively, the “Sellers”) owned and operated 11 retail properties net leased to 11 tenants located in California, Florida, Texas, Colorado and Washington (collectively, the “Portfolio”), which are double or triple net leased (individually, the “Tenant” and collectively, the “Tenants”).

Agree Realty Corporation (the “Company”), or we, us or our, through its subsidiary, Agree Development, LLC (“ADC”), effected the acquisition pursuant to the Purchase and Sale Agreement and First Amendment to the Purchase and Sale Agreement, dated May 3, 2016 and May 24, 2016, respectively. We acquired the Portfolio and assumed all management and ownership responsibilities over it on May 31, 2016.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the rules and regulation of the United States Securities Exchange Commission (“SEC”), Regulation S-X Rule 3-14, and for the inclusion in a Current Report on Form 8-K/A of the Company. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. The statements include the historical revenues and certain operating expenses of the Portfolio, exclusive of depreciation, amortization, management fees, interest expense and amortization of above and below market leases.

2. Summary of Significant Accounting Policies

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. We lease the real estate to the Tenants under net leases which we account for as operating leases. Under this method, leases that have fixed and determinable rent increases are recognized on a straight-line basis over the lease term. Contractually obligated reimbursements from tenants for recoverable real estate taxes and operating expenses are generally included in operating costs reimbursement in the period when such expenses are recorded. Straight line rent adjustments included in rental income on the statements of revenues and certain operating expenses totaled $667,000 for the year ended December 31, 2015, and $132,000 for the unaudited six-month period ended June 30, 2016.

Certain Operating Expenses. Certain operating expenses include real estate taxes and recoverable operating expenses such as common area maintenance and insurance premiums. Real estate taxes and insurance expense are accrued monthly. Expenditures for common area maintenance, and legal costs are charged to operations as incurred.

3. Subsequent Events

The Company has evaluated subsequent events through August 12, 2016, the date the financial statements were issued, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4. Leases

The Portfolio is subject to non-cancelable lease agreements through December 2035, with each lease including at least one Tenant option to renew for five years, with certain Tenants having up to 10 options to renew for five years each. As of December 31, 2015, the future minimum rentals on the non-cancelable operating lease exclusive of the tenant extension options, is as follows:

For the Year Ending December 31,
2016	$5,436,637
2017	5,552,393
2018	5,193,288
2019	4,812,746
2020	4,893,184
Thereafter	43,713,610
Total	$69,601,858

AGREE REALTY CORPORATION

INTRODUCTION TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and for the six months ended June 30, 2016, present the results of operations as if the Company acquired the Portfolio on January 1, 2015. These unaudited pro forma consolidated financial statements should be read in connection with our financial statements for the six months ended June 30, 2016 and the notes thereto included in our Quarterly Report on Form 10-Q filed on July 27, 2016 with the Securities and Exchange Commission, or the SEC, our financial statements for the year ended December 31, 2015, and notes thereto included in our Annual Report on Form 10-K filed on March 11, 2016 with the SEC and the financial statements of acquired business included in Item 9.01(a) of this Current Report on Form 8-K.

These unaudited pro forma consolidated financial statements are provided for informational purposes only. In the opinion of management, all adjustments necessary to reflect the effects of the transaction described in the notes to the unaudited pro forma consolidated financial statements have been included.

These unaudited pro forma consolidated financial statements are not necessarily indicative of our results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on our existing leases or leases we may enter into during and after 2016, and for other reasons. Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma consolidated financial statements and such differences could be significant.

Agree Realty Corporation

Pro Forma Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2016

		Purchased	Pro Forma
	Historical (A)	Portfolio	Adjustments		Pro Forma
Revenues
Minimum rents	$38,402,943	$2,805,125	$(508,000	)(B)	$40,700,068
Percentage rents	189,854	-	-		189,854
Operating cost reimbursement	3,523,178	513,621	(269,000	)(B)	3,767,799
Other income	(48,296)	-	-		(48,296)
Total Revenues	42,067,679	3,318,746	(777,000)		44,609,425

Operating Expenses
Real estate taxes	2,560,753	331,466	(215,000	)(B)	2,677,219
Property operating expenses	1,501,414	201,691	(38,000	)(B)	1,665,105
Land lease payments	326,551	-	-		326,551
General and administrative	4,087,112	-	-		4,087,112
Depreciation and amortization	10,749,952	-	537,000	(C)	11,286,952
Total Operating Expenses	19,225,782	533,157	284,000		20,042,939

Income from Operations	22,841,897	2,785,589	(1,061,000)		24,566,486

Other (Expense) Income
Interest expense, net	(7,145,146)	-	(1,257,000	)(D)	(8,402,146)
Gain (Loss) on sale of assets	2,717,903	-	-		2,717,903

Net Income	18,414,654	2,785,589	(2,318,000)		18,882,243

Less Net Income Attributable to Non-Controlling Interest	292,488	-	7,247		299,735

Net Income Attributable to Agree Realty Corporation	$18,122,166	$2,785,589	$(2,325,247)		$18,582,508

Weighted Average Number of Common Shares Outstanding - Basic	21,315,541				21,315,541

Weighted Average Number of Common Shares Outstanding - Diluted:	21,385,098				21,385,098

Net Income Per Share Attributable to Agree Corporation
Basic	$0.85				$0.87
Diluted	$0.85				$0.87

Agree Realty Corporation

Pro Forma Consolidated Statement of Operations (Unaudited)

For the Year Ended December 31, 2015

		Purchased	Pro Forma
	Historical (E)	Portfolio	Adjustments		Pro Forma
Revenues
Minimum rents	$64,277,924	$4,695,915	$-		$68,973,839
Percentage rents	180,067	-	-		180,067
Operating cost reimbursement	5,277,404	878,825	-		6,156,229
Other income	230,471	-	-		230,471
Total Revenues	69,965,866	5,574,740	-		75,540,606

Operating Expenses
Real estate taxes	4,004,754	662,931	-		4,667,685
Property operating expenses	1,768,346	525,823	-		2,294,169
Land lease payments	606,134	-	-		606,134
General and administrative	6,988,075	-	-		6,988,075
Depreciation and amortization	16,485,874	-	1,150,000	(C)	17,635,874
Total Operating Expenses	29,853,183	1,188,754	1,150,000		32,191,937

Income from Operations	40,112,683	4,385,986	(1,150,000)		43,348,669

Other (Expense) Income
Interest expense, net	(12,305,397)	-	(3,081,000	)(F)	(15,386,397)
Gain (loss) on sale of assets	12,135,036	-	-		12,135,036
Loss on debt extinguishment	(179,867)	-	-		(179,867)

Net Income	39,762,455	4,385,986	(4,231,000)		39,917,441

Less Net Income Attributable to Non-Controlling Interest	744,600	-	3,133		747,733

Net Income Attributable to Agree Realty Corporation	$39,017,855	$4,385,986	$(4,234,133)		$39,169,708

Weighted Average Number of Common Shares Outstanding - Basic:	18,003,122				18,003,122

Weighted Average Number of Common Shares Outstanding - Diluted:	18,065,415				18,065,415

Net Income Per Share Attributable to Agree Corporation
Basic	$2.17				$2.18
Diluted	$2.16				$2.17

AGREE REALTY CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A)	Represents the consolidated operations of the Registrant for the six months ended June 30, 2016.

(B)	Adjustment to remove the Portfolio’s activity included in the Company’s historical results for the six months ended June 30, 2016 from the acquisition date through June 30, 2016.

(C)	Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis. Lease intangibles are depreciated over the remaining lives of the related leases. Buildings are depreciated over the estimated remaining useful lives which are 40 years.

(D)	Adjusts interest expense for the acquisition of the Portfolio, assuming the acquisition had occurred on January 1, 2016 and was financed using borrowings under our revolving credit facility. The interest rate used to calculate the pro forma adjustment for the six months ended June 30, 2016 is the weighted average interest rate for the six months ended June 30, 2016, or 3.97%.

(E)	Derived from the Company’s consolidated statement of operations for the twelve months ended December 31, 2015.

(F)	Adjusts interest expense for the acquisition of the Portfolio, assuming the acquisition had occurred on January 1, 2015 and was financed using borrowings under our revolving credit facility. The interest rate used to calculate the pro forma adjustment for the year ended December 31, 2015 is the weighted average interest rate for the twelve months ended December 31, 2015, or 4.05%.

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Certified Public Accountants